UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2020

ECO SCIENCE SOLUTIONS, INC.
(Exact name of Company as specified in its charter)

Nevada	333-166487	46-4199032
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1135 Makawao Avenue, Suite 103-188 Makawao, Hawaii 96768
(Address of principal executive offices)

(800) 379-0226
(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Section 1 – Registrant’s Business and Operations
Item 1.02 – Termination of a Material Definitive Agreement
On December 8, 2020, the Company cancelled One Million Five Hundred Thousand Dollars ($1,500,000) of debt owed to Phenix Ventures, an entity controlled by Gannon Giguiere, pursuant to the Order and Judgment in the settlement of a lawsuit entitled In re Eco Science Solutions, Inc. Shareholder Derivative Litigation Lead Civil No. 1:17-cv-00530-LEW-WRP (D. Haw.)
Section 2 – Financial Information
Item 2.03 Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant
On December 8, 2020, the Company entered into a Promissory Note in the amount of Three Hundred Fifty Thousand Dollars ($350,000) with Robbins LLP, pursuant to an Order and Judgment in the settlement of the aforementioned lawsuit
Section 5 – Corporate Governance and Management
Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 8, 2020 Jeffery Taylor resigned his position as Chairman of the Board, Don Taylor resigned his positions as CFO, Member of the Board of Directors, and Treasurer, and Michael Rountree was appointed interim CFO and Treasurer.  The resignations were pursuant to the Order and Judgment in the settlement of the aforementioned lawsuit.
Section 8 – Other Events
Item 8.01 – Other Events.
Between December 8, 2020 and December 15, 2020, the following shareholders returned shares to the Company’s Transfer Agent for cancellation: (a) Gannon Giguiere – 1,500,000 shares; (b) Jeffery Taylor – 750,000 shares; (c) Don Taylor – 750,000 shares; (d) L John Lewis – 250,000 shares; and (e) S Randall Oveson – 250,000 shares.  The cancellation of the shares were pursuant to the Order and Judgment in the settlement of the aforementioned lawsuit.
The information set forth in Item 8.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Eco Science Solutions, Inc.

Date: December 15, 2020	By:	/s/Jeffery Taylor
Jeffery Taylor
Chief Executive Officer

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